Ivy Funds

Supplement dated February 6, 2018 to the

Ivy Funds Prospectus

dated January 31, 2018

The following replaces the “Portfolio Manager” section for Ivy Government Securities Fund on page 32:

Portfolio Managers

Rick Perry, Senior Vice President of IICO, has managed the Fund since October 2017, and was the manager of the Predecessor Fund since October 2015, and Susan K. Regan, Senior Vice President of IICO, has managed the Fund since February 2018.

The following replaces the first sentence of the “The Management of the Funds — Portfolio Management — Ivy Government Securities Fund” section on page 106:

Rick Perry and Susan K. Regan are primarily responsible for the day-to-day portfolio management of the Fund.

The following is inserted as a new paragraph following the “The Management of the Funds — Portfolio Management — Ivy Government Securities Fund” section on page 106:

Ms. Regan has held her Fund responsibilities since February 2018. She is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Ms. Regan joined Waddell & Reed in November 2007 as a fixed-income investment analyst and trader. She earned a BA in Economics in May 1984 and an MA in Economics in December 1985 from the University of Missouri-Columbia.

Supplement	Prospectus	1